UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 17, 2025

IMPERIAL OIL LIMITED
___________________________________________________________________
(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	1-800-567-3776

____________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Imperial Oil Limited announced today that, following the recommendation of the company’s nominations and corporate governance committee, on September 16, 2025 the board of directors appointed T.T. (Tanya) Bryja as director of the company effective September 16, 2025. Ms. Bryja is senior vice-president, energy products at ExxonMobil Product Solutions Company, a division of Exxon Mobil Corporation. As Ms. Bryja is employed by Exxon Mobil Corporation, she will not receive compensation for acting as a director of the company. Ms. Bryja will be a member of the board’s executive resources committee, finance committee, nominations and corporate governance committee, and safety and sustainability committee.

The company has further announced that D.W. (David) Cornhill will not be standing for re-election as director at Imperial Oil Limited’s 2026 annual meeting as he has reached the company’s mandatory retirement age, and that he is resigning as lead director as of October 1, 2025. Mr. Cornhill intends to continue to serve as an independent director until his retirement at the conclusion of the company’s 2026 annual meeting.

The company’s independent directors have selected M.C. (Miranda) Hubbs as successor lead director effective as of October 1, 2025. Ms. Hubbs’ compensation for acting as lead director will be $45,000 per year, being the compensation previously established by the board for acting as lead director.

A copy of the company’s news release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

99.1
News release of the company on September 17, 2025 announcing the appointment of T.T. (Tanya) Bryja as director, the retirement of D.W. (David) Cornhill at the conclusion of the 2026 annual meeting, the resignation of D.W. (David) Cornhill as lead director and the selection of M.C. (Miranda) Hubbs as successor lead director.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: September 17, 2025

By:	/s/ Ian Laing

Name:	Ian Laing
Title:	Vice-president, general counsel and corporate secretary

By:	/s/ Cathryn Walker

Name:	Cathryn Walker
Title:	Assistant corporate secretary